Exhibit 99.1

HEALTHIER CHOICES MANAGEMENT CORP. RELEASES FREQUENTLY ASKED QUESTIONS AND ANSWERS REGARDING UPCOMING RECORD DATE FOR SPIN-OFF DIVIDEND

HOLLYWOOD, FL, April 24, 2023 — Today Healthier Choices Management Corp. (OTC Pink: HCMC) released the following frequently asked questions (FAQs) and related answers in connection with its expected Spin-Off of Healthy Choice Wellness Corp. (HCWC), HCMC’s natural foods grocery and wellness business. In particular, the FAQs relate to the upcoming record date and steps necessary to be eligible for HCMC’s dividend of common stock of HCWC.

When do I need to own HCMC common stock in order to receive dividend shares in HCWC?

The record date to own shares to participate in the dividend is May 1, 2023. To ensure you are deemed an owner of HCMC common stock on that date, you should own or purchase the HCMC common stock at least three business days BEFORE May 1, 2023. Therefore, you should own your stock no later than April 26, 2023, and hold the stock through May 1, 2023.

How many dividend shares of HCWC common stock will I be receiving?

The amount of HCWC shares issued to each shareholder of HCMC will be based directly on the percentage of ownership of HCMC stock on the record date, subject to certain minimum ownership amounts. Fractional shares will not be issued, and fractional shares will not be rounded up.

The calculation for the dividend will be based upon the number of qualifying shares of HCMC divided by the amount of initially issued shares of HCWC. At present, we anticipate the ratio being approximately 71,000 to 1, meaning, for every 71,000 shares of HCMC common stock owned, a shareholder will receive one (1) share of HCWC common stock. The final ratio numbers will be determined on the record date based on the HCMC shares outstanding on such date.

Do I need to do anything to get my dividend shares?

HCMC shareholders of record on the record date do not need to take any action to receive shares of HCWC common stock or to participate in the Spin-Off. The HCWC common stock will be distributed to qualifying HCMC shareholders without forfeiting or exchanging any of their existing HCMC common stock. The HCWC shares will automatically be transferred into the same account(s) where the shareholder holds their HCMC common stock on the record date.

What if my shares are held with the transfer agent?

If your shares are held with the transfer agent, otherwise known as in book form, you will need to send an email to the transfer agent at HCWCdividend@equitystock.com. You will be sent a form, which you will need to complete and return to the transfer agent in order to electronically receive your shares. There will be a small fee associated with this type of transfer, which you will pay directly to the transfer agent.

When will HCWC begin trading?

Pending HCWC’s registration statement on Form S-1 relating to the Spin-Off having been declared effective by the U.S. Securities and Exchange Commission (SEC), we anticipate HCWC common stock to begin trading publicly late in the second quarter or early in the third quarter of 2023. As previously indicated, we plan to apply for listing of the HCWC common stock on the NYSE American stock exchange, but there can be no assurances that HCWC will be approved for listing.

Will my dividend shares be subject to any restrictions on their sale?

The dividend shares will be registered for resale on a registration statement filed with the SEC by HCWC. Once registered, the dividend shares will not have any restrictions on sale so long as the registration statement remains effective. Your dividend shares should appear in your account within a few days of the start of trading.

Will I lose any of my HCMC common stock in exchange for my HCWC common stock?

No, you will not lose any of your HCMC common stock. This dividend is being issued to you in addition to your HCMC common stock.

Is this Spin-Off a reverse split?

No, the Spin-Off is not a reverse split.

About Healthier Choices Management Corp.

Healthier Choices Management Corp. (www.hcmc1.com) is a holding company focused on providing consumers with healthier daily choices with respect to nutrition and other lifestyle alternatives.

Through its wholly owned subsidiary HCMC Intellectual Property Holdings, LLC, the Company manages and intends to expand its intellectual property portfolio.

Through its wholly owned subsidiaries, the Company operates:

●	Ada’s Natural Market, a natural and organic grocery store offering fresh produce, bulk foods, vitamins, and supplements, packaged groceries, meat and seafood, deli, baked goods, dairy products, frozen foods, health & beauty products and natural household items (www.Adasmarket.com)

●	Paradise Health & Nutrition’s three stores that likewise offer fresh produce, bulk foods, vitamins and supplements, packaged groceries, meat and seafood, deli, baked goods, dairy products, frozen foods, health & beauty products and natural household items, (www.ParadiseHealthDirect.com)

●	Mother Earth’s Storehouse, a two-store organic and health food and vitamin chain in New York’s Hudson Valley, has been in existence for over 40 years. (www.MotherEarthStorehouse.com)

●	Greens Natural Foods’ eight stores in New York and New Jersey, offering a selection of 100% organic produce and all-natural, non-GMO groceries & bulk foods; a wide selection of local products; an organic juice and smoothie bar; a fresh foods department, which offers fresh and healthy “grab & go” foods; a full selection of vitamins & supplements; as well as health and beauty products (www.greensnaturalfoods.com)

Through its wholly owned subsidiary, Healthy Choice Wellness, LLC, the Company operates:

●	Licensing agreements for Healthy Choice Wellness Centers located at the Casbah Spa and Salon in Fort Lauderdale, FL, Boston Direct Health in Boston, MA and Green Care Medical Services in Chicago, IL.

These centers offer multiple vitamin drip mixes and intramuscular shots for clients to choose from that are designed to help boost immunity, fight fatigue and stress, reduce inflammation, enhance weight loss, and efficiently deliver antioxidants and anti-aging mixes. Additionally, there are IV vitamin mixes and shots for health, beauty, and re-hydration.(www.HealthyChoiceWellness.com)

Through its wholly owned subsidiary, Healthy U Wholesale, the Company sells vitamins and supplements, as well as health, beauty, and personal care products on its website www.TheVitaminStore.com.

Additionally, the Company markets its patented Q-Unit™ and Q-Cup® technology. Information on these products and the technology is available on the Company’s website at www.theQcup.com.

Forward Looking Statements.

This press release contains forward-looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Additional written or oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. Statements contained in this press release that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance. The Company assumes no obligation to update these statements. Forward looking statements may include, but are not limited to, projections or estimates of revenue, income, or loss, exit costs, cash flow needs and capital expenditures, statements regarding future operations, expansion or restructuring plans, including our recent exit from, and winding down of our wholesale distribution operations. In addition, when used in this release, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” and “plans” and variations thereof and similar expressions are intended to identify forward looking statements.

Factors that may affect our future results of operations and financial condition include, but are not limited to, fluctuations in demand for our products, the introduction of new products, our ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of our liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in our filings with the SEC.

Contact Information:

Healthier Choices Management Corp.

3800 North 28TH Way, #1

Hollywood, FL 33020

305-600-5004

Email: ir@hcmc1.com